UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2009

OMNICOM GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10551	13-1514814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

437 Madison Avenue, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events.

Attached as Exhibit 100 to this Current Report on Form 8-K are the following financial statements from Omnicom Group Inc’s. (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission on February 27, 2009, formatted in Extensible Business Reporting Language (“XBRL”): (i) the Consolidated Statements of Income; (ii) the Consolidated Balance Sheets; (iii) the Consolidated Statements of Changes in Shareholders’ Equity and Comprehensive Income; and, (iv) the Consolidated Statements of Cash Flows.

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and these documents are not the official publicly filed financial statements of the Company The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed versions of all financial documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making any investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 11 of the Securities Act of 1933, as amended, (the “Securities Act”) or Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of those sections, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
100	The following financial statements from the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 27, 2009 formatted in XBRL: (i) the Consolidated Statements of Income; (ii) the Consolidated Balance Sheets; (iii) the Consolidated Statements of Changes in Shareholders’ Equity and Comprehensive Income; and, (iv) the Consolidated Statements of Cash Flows.

100. INS XBRL Instance Document

100.SCH XBRL Taxonomy Extension Schema Document

100.CAL XBRL Taxonomy Extension Calculation Linkbase Document

100.LAB XBRL Taxonomy Extension Label Linkbase Document

100.PRE XBRL Presentation Extension Linkbase Document

100.DEF XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICOM GROUP INC.

By:	/s/ Philip J. Angelastro

Name:	Philip J. Angelastro
Title:	Senior Vice President Finance and Controller

Date: February 27, 2009

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EXHIBIT INDEX

Exhibit Number
Description
100	The following financial statements from the Omnicom Group Inc. Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 27, 2009 formatted in XBRL: (i) the Consolidated Statements of Income; (ii) the Consolidated Balance Sheets; (iii) the Consolidated Statements of Changes in Shareholders’ Equity and Comprehensive Income; and, (iv) the Consolidated Statements of Cash Flows.

100. INS XBRL Instance Document

100.SCH XBRL Taxonomy Extension Schema Document

100.CAL XBRL Taxonomy Extension Calculation Linkbase Document

100.LAB XBRL Taxonomy Extension Label Linkbase Document

100.PRE XBRL Presentation Extension Linkbase Document

100.DEF XBRL Taxonomy Extension Definition Linkbase Document

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